EQUITY	6 Months Ended
Jun. 30, 2021
SHAREHOLDERS' EQUITY:
EQUITY
NOTE 3:       EQUITY

On March 4, 2021, the Company's Board of Directors approved the grant of 230,848 options to purchase ordinary shares, for an exercise price of $ 5.36 per share as well as 38,457 restricted share units (“RSU’s”) to its employees and officers. The fair value of the options and RSU’s, as of the grant date, was estimated at $0.71, $0.20 million respectively.

In addition, the approval included a grant total of 146,942 options to purchase ordinary shares and 24,490 RSU’s to its directors and the CEO of the Company. On June 15, 2021, this grant was approved at the Company's shareholders meeting. The fair value of the options and RSU’s, as of the grant date, was estimated at approximately $0.38, $0.11 million, respectively.